SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Natixis Funds Trust II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MCDONNELL INTERMEDIATE MUNI BD FD-Y

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on **06/19/19 at 02:00 P.M. EDT**

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T, SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Make your vote count.

Vote must be received by **06/18/2019** *to be counted.*

→ 1472 0797 1243 0451

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Vote in person the day of the meeting.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy materials for the meeting are available at www.ProxyVote.com:

PROXY STATEMENT, SHAREHOLDER LETTER

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MCDONNELL INTERMEDIATE MUNI BD FD-Y

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

The Board recommends you vote FOR the following proposal(s):1

	For	Against	Abstain
1. To approve a new sub-advisory agreement (the "New Sub-Advisory Agreement") between the Trust on behalf of the Fund, Natixis Advisors and Loomis, Sayles & Company, L.P. ("Loomis Sayles").	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

11

V07819

0000200619_1 R1.0.1.18

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1243 0451 06/19/19 123,456,789,012.00000
63872T455 *****ACCOUNT S83980-01S GS2

MCDONNELL INTERMEDIATE MUNI BD FD-C THIS ISA VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 06/19/19 at 02:00 P.M. EDT Make your vote count. Vote must be received by 06/18/2019 to be counted. 11472 0797 1353 77611 Visit Call Return this form Vote in person www.ProKyVote.com 1-800-454-8683 in the enclosed the day of the postage-paid meeting, envelope. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the | control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: PROXY STATEMENT, SHAREHOLDER LETTER THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR SLACK INK AND RETURN ONLY THE BOTTOM PORTION. MCDONNELL INTERMEDIATE MUNI BD FD-C Please check this box if you plan to attend the Meeting and vote your shares in person. The Board recoamends you vote FOR the following proposal (s): 1 For Against Abstain 1. To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Trust on behalf of the Fund, Natixis Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”). *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. 1472 0797 1353 7761 06/19/19 123,456,789,012.00000 Signature [PLEASE SIGN WITHIN BOX] Date 63872T463 ACCOUNT S83980-01S GS2 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T, SUITE 1300 BRENTWOOD. NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES HAY EDGE WOOD, NY 11717 VOTING INSTRUCTIONS As the record holder for your shares, we will vole your shares based on your instructions, Please provide us with your voting instructions before the meeting if you do not provide us with your voting instructions, we will not vote your shares. if you sign and return this form, we wilt vole any unmarked items based on the boards recommendations

MCDONNELL INTERMEDIATE MUNI BD FD-A THIS IS A VOTING INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on 06/19/19 at 02:00 P.M. EOT Make your vote count. Vote must be received by 06/18/2019 to be counted. 11472 0797 1463 50711 Visit all Return this form Vote in person www.ProxyVote.com 1-800-454-8683 in the enclosed the day of the postage-paid meeting, envelope. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: PROXY STATEMENT, SHAREHOLDER LETTER THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. MCDONNELL INTERMEDIATE MUNI BD FD-A Please check this box if you plan to attend the Meeting and Q vote your shares in person. I The Board recomoends you vote FOR the following proposal (s) ;1 For Against Abstain 1. To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement” between the Trust on behalf of the Fund, Natixis Advisors and Loomis, Sayles & Company, L.P. (“Looiais Sayles”). ’NOTE* Such other business as may properly come before the meeting or any adjournment thereof. 1473 0797 1463 5071 06/19/19 123,456,789,012.00000 Signature PLEASE SIGN WITHIN BOX] Date 63872T471 ACCOUNT S8398Q-Q1S GS2 BROADRIDGE FINANCIAL SOLUTIONS, INC.

Enter your 14 digit control number from the shaded box on your notice or card: Enter your 8 digit security code from the unshaded box on your notice or card: | Login | Sample Sample Notice Proxy/Voting Instruction Card Control Number Security Code Control Number Security Code 55 WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted. Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited. Home • Contact Us • Security • Privacy Policy • Help 2019—Computershare. All Rights Reserved.

Fund McDonnell Intermediate Municipal Bond Fund I The Board of Trustees unanimously recommends a vote IN FAVOR of the proposal. Proposal 1 To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Trust on behalf of the Fund, Natixis Advisors and Loomis, Sayles & Company, L.P. For Against Abstain (“Loomis Sayles”). If you have questions regarding the voting process, please call Cancel Vote & Exit Submit Vote 1-877-456-7881 Home • Contact Us • Security • Privacy Policy • Help • View Materials © 2019—Computershare. All Rights Reserved.

If necessary, you can revisit the Internet voting site at any time before the meeting on 6/19/2019 2:00 PM ET to submit new voting instructions. This is a summary of your voting instructions for the McDonnell Intermediate Municipal Bond Fund. You may print this page for your records. Print Page Instructions submitted on 4/26/2019 9:19:12 AM [ET] 1 To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Trust on behalf of the Fund, Natixis Advisors and Loomis, Sayles & Company, L.P. Voted For (“Loomis Sayles”). Vote Another Card or Exit Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail: Confirm E-mail: Send E-mail

If necessary, you can revisit the Internet voting site at any time before the meeting on 6/19/2019 2:00 PM ET to submit new voting instructions. This is a summary of your voting instructions for the McDonnell Intermediate Municipal Bond Fund. You may print this page for your records. Print Page Instructions submitted on 4/26/2019 9:19:43 AM [ET] 1 To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Trust on behalf of the Fund, Natixis Advisors and Loomis, Sayles & Company, L.P. Voted Against (“Loomis Sayles”). Vote Another Card or Exit Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail: Confirm E-mail: Send E-mail

If necessary, you can revisit the Internet voting site at any time before the meeting on 6/19/2019 2:00 PM ET to submit new voting instructions. This is a summary of your voting instructions for the McDonnell Intermediate Municipal Bond Fund. You may print this page for your records. Print Page Instructions submitted on 4/26/2019 9:20:17 AM [ET] 1 To approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Trust on behalf of the Fund, Natixis Advisors and Loomis, Sayles & Company, L.P. Voted Abstain (“Loomis Sayles”). Vote Another Card or Exit Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail: Confirm E-mail: Send E-mail Thank you. Your voting instructions have been submitted for processing. Log Out Home • Contact Us • Security • Privacy Policy • Help • Log Out © 2019—Computershare. All Rights Reserved.

NATIXIS PROXY - WO# 30608 - TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD ** IVR Revision 03/25/19 WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.” IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: “Okay, you’ll be voting your proxy for shares in Natixis Funds Trust II.The Board Recommends a vote FOR” the proposal.” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS: “PROPOSAL 1 : “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

May 2018

Dear Financial Advisor:

A special meeting of shareholders of the McDonnell Intermediate Municipal Bond Fund (the “Fund”) has been scheduled for Wednesday, June 19, 2019. In November 2018, Natixis Investment Managers, L.P. announced plans to transfer ownership of McDonnell Investment Management, LLC (“McDonnell”) to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) on January 1, 2019, and to transfer or integrate various operations of McDonnell to or into Loomis Sayles on or about June 30, 2019. Both McDonnell and Loomis Sayles are affiliates of Natixis Investment Managers. As part of that process, some personnel of McDonnell will become personnel of Loomis Sayles. Loomis Sayles will assume responsibility for management of the Fund’s portfolio and McDonnell will dissolve. When that transfer occurs, the current sub-advisory agreement with McDonnell will terminate. It is expected that three of the Fund’s four current portfolio managers, supported by the current roster of traders and research analysts, will continue to manage the Fund under the current strategy as employees of Loomis Sayles. In order for the Fund to continue to operate as part of Loomis Sayles, shareholders are being asked to approve a new sub-advisory agreement with Loomis Sayles.

Every vote counts

Every vote is extremely important. Shareholders will be receiving a packet containing a proxy card, proxy statement, and a letter similar to this one soon. Please encourage your clients to vote their shares, whether or not they plan to attend the meeting. Computershare, a professional proxy solicitation firm, has been retained to assist the Fund in obtaining shareholder votes. If we do not receive enough votes to hold the meeting, we will be required to re-solicit shareholders at additional expense to the Fund.

If shareholders vote using the Internet, telephone or in person, they do not need to mail in their proxy card. If they would like to change their vote, they may do so by using their proxy card, Internet, or telephone or by voting in person.

Sincerely,

David L. Giunta President

2512758.1.1

SH224-0518

For Investment Professional Use Only

Natixis Distribution, L.P. is located at 888 Boylston St., Suite 800 Boston, MA 02199-8197.

888 Boylston Street, Suite 800, Boston, MA 02199-8197

im.natixis.com

McDonnell Intermediate Municipal Bond Fund Proxy

Q:	What is happening with McDonnell Investment Management, LLC?

A:

In November 2018, Natixis Investment Managers, L.P. announced plans to transfer ownership of McDonnell Investment Management, LLC to Loomis, Sayles & Company, L.P. on January 1, 2019, and to transfer or integrate various operations of McDonnell to or into Loomis Sayles on or about June 30, 2019. Both McDonnell and Loomis Sayles are affiliates of Natixis Investment Managers. As part of this process, some personnel of McDonnell will become personnel of Loomis Sayles.

Q:	What will happen if the sub-advisory agreement is approved?

A:

Loomis Sayles will assume responsibility for management of the Fund’s portfolio and McDonnell will dissolve. When that transfer occurs, the current sub-advisory agreement with McDonnell will terminate. The Fund will also change its name to become the Loomis Sayles Intermediate Municipal Bond Fund.

Q:	What will happen to the fund if the sub-advisory agreement is not approved?

A:

Because McDonnell Investment Management, LLC is to be dissolved, the fund will no longer have an investment manager to manage its assets. The Fund’s Board of Trustees would consider other courses of action that may include liquidating the Fund.

Q:	How will the fund be managed?

A:

It is expected that three of the Fund’s four current portfolio managers, supported by the current roster of traders and research analysts, will continue to manage the Fund under the current strategy as employees of Loomis Sayles.

Q:	When is the shareholder meeting?

A:

The shareholder meeting is scheduled for June 19th at 2:00 PM at the offices of Natixis Advisors, L.P., 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197. However, if voting requirements have not been met, the meeting may be adjourned for up to [one] week in order to obtain the necessary votes.

Q:	Who is Computershare? And why have they called me?

A:

Computershare is a professional proxy solicitation firm, which has been retained to assist the Funds in obtaining and tabulating shareholder votes. As every vote is important, Computershare is calling shareholders who have not yet voted in order obtain their votes.

INTERNAL USE ONLY

2499642.1.1

NCU Proxy Call Flow – McDonnell / Natixis


Hello, I am trying to reach < SH Full Name >. Is he/she available?
INTRO
If yes, confirm SH identity
My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in McDonnell Intermediate Municipal Bond Fund.
< Use Alternate Scripting if appropriate >
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote in favor of the proposal. Would you like to vote along with the recommendations of the Board?
If yes / If vote direction is given
If No / SH Declines to Vote
DUPES
If Households for same SH:
I see you have additional investments with < Fund Family / Company >. Would you like to vote the same way on those investments?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?
Vote direction is given
SH Declines to Vote after rebuttals
CONFIRMATION
Thank you. I am recording a < For / Against / Abstain > vote on your McDonnell Intermediate Municipal Bond Fund investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If yes
If no
WHO'S CALLING
Who's Calling? (prior to confirming SH)
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming shareholder meeting for Natixis.
Is < SH Full Name > available?
If yes
If a third party needs more info
We are just following up on some materials that were mailed to them. Is < SH Full Name > available?
Note: Look for other shareholders / JT TEN
If no
Is there a better time to reach them?
< If appropriate >
We can be reached at 1- 866-492-5763 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.

Revised 10/31/16

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Shareholder Meeting

A special meeting of shareholders of the McDonnell Intermediate Municipal Bond Fund has been scheduled for Wednesday, June 19, 2019. In November 2018, Natixis Investment Managers, L.P. announced plans to transfer ownership of McDonnell Investment Management, LLC to Loomis, Sayles & Company, L.P. on January 1, 2019, and to transfer or integrate various operations of McDonnell to or into Loomis Sayles. The purpose of the special meeting is for shareholders to approve a new sub-advisory agreement with Loomis Sayles.

Please see the link below for the proxy statement, which provides detailed information about this important proposal. The special shareholder meeting will be held at 2:00 p.m. Eastern time on June 19, 2019 at the offices of Natixis Advisors, L.P., 888 Boylston St., Suite 800, Boston, MA 02199-8197.

Your vote counts
Your vote is extremely important. Please take a few moments to vote your shares, whether or not you plan to attend the meeting.

Shareholder Meeting
June 19, 2019
363KB
PDF

2520531.1.1

NATIXIS INVESTMENT MANAGERS

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